Exhibit 10.26

[***] Certain information has been excluded pursuant to Regulation S-K, Item 601(b)(10)(iv) from this Document because it is both not material and is the type that the registrant treats as private or confidential.

Business Confidential – Protected B

THIS IS AN AMENDING AGREEMENT (referred to herein as “Amendment Five”)

BETWEEN:	NATIONAL RESEARCH COUNCIL OF CANADA
a departmental corporation forming part of the Government of Canada created by the National Research Council Act (R.S.C. 1985, c. N-15), and
an agent of Her Majesty the Queen in Right of Canada
whose head office address is:
1200 Montreal Road
	Ottawa, Ontario K1A 0R6	(called the “NRC”)

AND:	VARIATION BIOTECHNOLOGIES INC.
a Company incorporated under the Canada Business Corporations Act under number 393728-3 whose Registered Office Address is located in:
300 Hunt Club Road East, 2nd Floor
	Ottawa, Ontario K1V 1C1	(called the “Collaborator” or “VBI”)

(Collectively known as the “Parties”)

WHEREAS the parties entered into an Agreement signed by the NRC on 30 March 2020 (called the “Original Agreement”) and Amendment One signed by NRC on 21 December 2020 (called “Amendment One”), Amendment Two signed by NRC on July 8, 2021 (called “Amendment Two”), Amendment Three (called “Amendment Three”) signed by NRC on 28 August 2021 and Amendment Four (called “Amendment Four”), signed by NRC on 15 November 2021, by which the Parties agreed to collaborate in a “Project”, described as: COVID-19 vaccine evaluation. The Original Agreement, Amendment One, Amendment Two, Amendment Three, Amendment Four and this Amendment Five are now called “The Agreement”.

WHEREAS this Amendment Five includes certain amendments to Tasks related to the assays of new variants performed for the purpose of developing a vaccine against COVID-19, which project is being funded by the Coalition for Epidemic Preparedness Innovations (CEPI).

WHEREAS the parties wish to add a definition and clauses for Contractors as well as add a list of Contractors for the Collaborator.

WHEREAS the Parties wish to amend the Agreements.

IN CONSIDERATION of the mutual covenants hereunder, the Parties agree as follows:

1.	The Agreement shall be read with the amended terms stated below. With respect to all other terms, the Parties confirm the Agreement.

2.	“Contractors” means contract manufacturing organizations (“CMOs”) and contract research organization (“CROs”) to be used by the Collaborator to perform research and/or manufacturing services on behalf of the Collaborator in the performance of certain obligations arising out of the Agreement. Except for the preapproved Contractors listed in Annex - List of Approved Contractors of this Amendment Five, the Collaborator shall obtain the prior written approval from the NRC for each applicable Contractor. For clarity, the NRC shall, subject to any relevant legal theories or defenses, treat any breach of the Agreement by a Contractor as a breach of the Agreement by the Collaborator.

3.	The attached “SCHEDULE OF PAYMENTS” is in addition to the “Schedule of Payments” from the Agreements.

NRC Ref.: HHT – Immuno Biology	A-0042326 (orig. A-0035546)	Page 1 of 5

4.	The attached “NEW STATEMENT OF WORK AND DELIVERABLES” is in addition to the “STATEMENT OF WORK AND DELIVERABLES” in the Agreements.

5.	The estimated total value of this Project Amendment Five is: minimum of $ *** (Task 1.22 and Task 2.9.1) to a maximum of $*** (Tasks and Optional tasks) as stated in the Statement of Work.

6.	The Collaborator is a Canadian Small and Medium Enterprise (SME) or a Canadian educational institution, including a community college, CEGEP, polytechnic or university, and benefits from a Fee Reduction of minimum of $*** (Task 1.22 and Task 2.9.1) to a maximum of $*** (Tasks and Optional tasks). The Collaborator hereby warrants that, at the time of signing this Agreement, it is a SME and has 500 or fewer full-time equivalent employees, or it is a Canadian educational institution.

7.	The amount that the Collaborator will pay to the NRC in cash for this Amendment Five is: minimum of $*** (Task 1.22 and Task 2.9.1) to a maximum of $*** (Tasks and Optional tasks) as stated in the Statement of Work.

8.	The expiry date of The Agreement is extended from 30 June, 2022 to 31 October, 2022.

9.	This Amendment Five may be executed in one or more counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one valid and binding agreement. A portable document format (PDF) copy of an executed counterpart signature page will be as valid as an originally executed counterpart for purposes of signing this Amending Agreement.

SIGNED by the Collaborator at Ottawa, Ontario

VARIATION BIOTECHNOLOGIES INC.

Date:	January 31, 2022	Per:	/s/ Jeff Baxter
Jeff Baxter
CEO

SIGNED by the NRC at Ottawa, Ontario

NATIONAL RESEARCH COUNCIL OF CANADA

Date:	February 8, 2022	Per:	/s/ Lakshmi Krishnan
Lakshmi Krishnan, Ph.D.
Acting Vice President, Life Sciences

NRC Ref.: HHT – Immuno Biology	A-0042326 (orig. A-0035546)	Page 2 of 5

ANNEX SP – SCHEDULE OF PAYMENTS TO NRC

Billing address: See page 1

Billing contact:
Name:	Andrea McRae
Title:	Project Manager
Telephone:	613 749 4200
Email:	***

SP-1	The Collaborator shall be invoiced as follows:

Invoicing Schedule (Estimated Dates)	Amount Due*
Upon signature by both Parties of Amendment 5 Task 2.9.1	$	***
Upon completion of Task 1.22	$	***
Upon completion of Task 2.9.2 Go/No Go	$	***
Upon completion of Task 2.9.3 Go/No Go	$	***
Upon completion of Task 2.9.4 Go/No Go	$	***
Upon exercising Optional Task 2.9.5	$	***
TOTAL MAXIMUM PAYABLE AMOUNT	$	***

*Plus applicable taxes

SP-2	All amounts shall be due 30 days from the date of the invoice.

SP-3	Payments must be made to: “Receiver General - National Research Council of Canada” and addressed to:

Accounts Receivable

National Research Council of Canada

1200 Montreal Road

Ottawa, Ontario, K1A 0R6 CANADA

SP-4	Payments can be made by cheque, MasterCard, Visa or American Express; or by wire transfer. Wire transfer information is available upon request. The Collaborator is responsible for all bank charges associated with wire transfers. Any inquiries may be directed to: AccountsReceivable@nrc-cnrc.gc.ca.

SP-5	The Collaborator shall provide any Invoicing Reference Number at the time of Agreement signature or promptly thereafter. The NRC will not delay or cancel invoicing nor defer accrual of interest due to the Collaborator’s failure to provide an Invoicing Reference Number.

SP-6	The NRC may suspend its performance of any obligations under this Agreement so long as any payment is overdue for any reason.

SP-7	If this Agreement is amended to increase the scope of the Services, the NRC reserves the right to calculate costing for its additional Project activities at its rates that are in effect at that time. Any such cost increases shall be approved, in writing, by both Parties.

SP-8	If the NRC expects that the value of its estimated contribution will be exceeded by more than 10%, it shall promptly notify the other Party. The Parties shall then negotiate a further agreement on costs or payments, and either Party may suspend the performance of any obligations, other than confidentiality, intellectual property and accrued obligations to pay, until a further agreement is reached. If the Parties fail to agree on an amendment within 60 days of the notice, then this Agreement shall terminate on the 60th day after the notice, unless the Parties agree otherwise in writing.

NRC Ref.: HHT – Immuno Biology	A-0042326 (orig. A-0035546)	Page 3 of 5

SP-9	If a surplus of prepayment remains as a result of premature termination, it will be refunded to Collaborator.

SP-10	If an instrument tendered in payment or settlement of an amount due to the NRC is dishonored for any reason, the NRC will invoice an additional administrative charge of CAD 25 and this amount will be due as invoiced.

SP-11	Interest is payable on all overdue amounts. Interest is calculated and compounded monthly at the average bank rate plus 3% and accrues during the period beginning on the due date and ending on the day before the day on which payment is received by the NRC. For purposes of this paragraph “bank rate” means the rate of interest established periodically by the Bank of Canada as the minimum rate at which the Bank of Canada makes short term advances to members of the Canadian Payments Association, and “average bank rate” means the weighted arithmetic average of the bank rates that are established during the month before the month in respect of which interest is being calculated.

(Rate information may be found at http://www.tpsgc-pwgsc.gc.ca/recgen/txt/tipp-ppir-eng.html. This site provides information on the rate used by departments of the Government of Canada to calculate the interest on overdue accounts payable and is the same rate used by the NRC to charge interest on overdue accounts receivable under the Interest and Administrative Charges Regulations, SOR/96-188. This web site address, and the information set out there, is provided here for convenience. In case of rate discrepancy, the rates quoted by the Bank of Canada shall prevail.)

(the rest of this page was intentionally left blank)

NRC Ref.: HHT – Immuno Biology	A-0042326 (orig. A-0035546)	Page 4 of 5

STATEMENT OF WORK AND DELIVERABLES

***

ANNEX - LIST OF APPROVED CONTRACTORS

1. Resilience Biotechnologies Inc.

2. VVector BIO

NRC Ref.: HHT – Immuno Biology	A-0042326 (orig. A-0035546)	Page 5 of 5